UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

National American University Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16 Rapid City, SD		57701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director. On June 15, 2012, National American University Holdings, Inc. (the “Company”) announced that Richard Halbert has been appointed to the Company’s Board of Directors, effective June 14, 2012, to fill the vacancy created by the death of Director H. Edward Yelick on May 30, 2012. The Board of Directors plans to make committee assignments for Mr. Halbert at its next meeting. With the appointment of Mr. Halbert to the Company’s Board of Directors, the Company has regained compliance with NASDAQ Listing Rules 5605(b)(1).

Mr. Halbert served as a member of National American University Board of Governors from 1996 to 2012 and is the past chair of the National American University Foundation. Mr. Halbert served as a member of the board of trustees for the Nebraska State College Board from 2001 to 2007 and has also served as a member of a variety of other boards and associations throughout his career.

Mr. Halbert is currently an attorney and senior manager at Halbert, Dunn & Halbert, LLC, a law firm with offices in Nebraska and Kansas, where he practices in the areas of estate planning and business counseling. Mr. Halbert has held various law firm and leadership positions throughout his career, including senior partner of Halbert & Dunn from 1986 to 2005, owner of Richard L. Halbert Law Office from 1974 to 1985, partner at Wiltse & Halbert from 1973 to 1974, associate attorney at Wiltse Law Firm from 1971 to 1973, and deputy county attorney for Hall County, Grand Island, Nebraska from 1968 to 1971. Mr. Halbert is one of the co-founders of Arck Foods, Inc., a ham processing company with its corporate headquarters in Falls City, Nebraska where he has been the secretary and corporate counsel from the founding of the corporation in 1991 to present. Mr. Halbert served as the city attorney for the city of Falls City, Nebraska for 22 years, served as the school attorney for Falls City Public Schools for eight years, and has served on the Board of Directors of Southeast Nebraska Communications, Inc. from 1982 to present, and currently serves as its corporate counsel. Mr. Halbert received his B.A. and J.D. from the University of Nebraska.

A copy of the press release announcing Mr. Halbert’s appointment to the Board is attached to this report as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

By:	/s/ Ronald L. Shape
Ronald L. Shape, Ed. D. Chief Executive Officer

Date: June 15, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 15, 2012